UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     June 13, 2017

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1911 Walker Ave., Monrovia, California		91016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code     626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company (the “Annual Meeting”) was held on June 13, 2017. 40,911,810 shares of common stock were outstanding on the record date for the Annual Meeting (April 14, 2017) and entitled to vote at the Annual Meeting. The voting was as follows:

1.	To elect five directors to serve for terms to expire in 2018 or until their successors have been elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes
Stephen Farrell	26,387,109	84,711	9,191,362
Caren Mason	26,026,073	445,747	9,191,362
John Moore	26,024,534	447,286	9,191,362
Louis Silverman	25,962,494	509,326	9,191,362
William Wall	26,387,509	84,311	9,191,362

2.	To adopt amendments to the Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes.

Number of Shares
For	Against	Abstain	Broker Non-Votes
21,705,528	4,752,474	13,818	9,191,362

3.	To adopt amendments to the Amended and Restated Bylaws (the “Bylaws”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes.

Number of Shares
For	Against	Abstain	Broker Non-Votes
26,405,299	52,722	13,799	9,191,362

4.	To adopt amendments to the COI to increase the minimum number of authorized directors from three to five.

Number of Shares
For	Against	Abstain	Broker Non-Votes
34,354,604	1,260,181	48,397	0

5.	To adopt amendments to the Bylaws to increase the minimum number of authorized directors from three to five.

Number of Shares
For	Against	Abstain	Broker Non-Votes
34,354,704	1,260,081	48,397	0

6.	To adopt amendments to the COI to reflect that directors may be removed with or without cause.

Number of Shares
For	Against	Abstain	Broker Non-Votes
26,396,780	58,282	16,758	9,191,362

7.	To adopt amendments to the Bylaws to reflect that directors may be removed with or without cause.

Number of Shares
For	Against	Abstain	Broker Non-Votes
26,396,580	58,482	16,758	9,191,362

8.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 29, 2017.

Number of Shares
For	Against	Abstain
35,548,587	108,714	5,881

9.	To hold an advisory vote to approve STAAR’s compensation of its named executive officers.

Number of Shares
For	Against	Abstain	Broker Non-Votes
25,710,429	693,517	67,874	9,191,362

10.	To hold an advisory vote on the frequency of future advisory votes (whether every one, two or three years) to approve named executive officer compensation.

Number of Shares
1 Year	2 Years	3 Years	Abstain
24,129,356	18,499	2,269,373	54,592

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 2017	STAAR Surgical Company

	By:	/s/ Caren Mason
Caren Mason President and Chief Executive Officer